UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    April 24, 2007

HEMAGEN DIAGNOSTICS, INC.
(Exact name of Registrant as specified in its Charter)

Delaware	1-11700	04-2869857
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No. )

9033 Red Branch Road, Columbia, Maryland	21045
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code                                                                                      (410) 740-3198

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

(e) On April 24, 2007, at the Registrant’s Annual Meeting of Stockholders, the Registrant’s stockholders approved the 2007 Stock Incentive Plan (the “Plan”). The Plan, as recommended by the Compensation Committee and approved by the Board of Directors, was attached as Annex I to the proxy statement filed with the Securities and Exchange Commission on March 21, 2007. A summary of the Plan’s terms was provided in such proxy statement and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

HEMAGEN DIAGNOSTICS, INC.

Date: April 27, 2007	By:	/s/ William P. Hales
William P. Hales
President and Chief Executive Officer